EXHIBIT (b)
                                                                    -----------


                           TURNAROUND INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the Turnaround Fund (the "Fund") of the Turnaround Investment Trust on Form N-CSR for the period ended August 31, 2003, as filed with the Securities and Exchange Commission (the
"Report"), the undersigned, Arne T. Alsin, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: October 28, 2003          By: /s/ Arne T. Alsin
                                    __________________________
                                    Arne T. Alsin
                                    Trustee, Chairman, President and Principal
                                    Executive Officer
                                    Turnaround Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                           TURNAROUND INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the Turnaround Fund (the "Fund") of the Turnaround Investment Trust on Form N-CSR for the period ended August 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Glenn D. Surowiec, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  October 28, 2003         By: /s/ Glenn D. Surowiec
                                    ______________________________
                                    Glenn D. Surowiec
                                    Treasurer and Principal Financial Officer
                                    Turnaround Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.